The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly,

the correct answer is as follows (in 000's):

A-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $16,945

Janus Contrarian Fund $136

Janus Emerging Markets Fund $0

Janus Enterprise Fund $638

Janus Forty Fund $0

Janus Fund $103

Janus Global Life Sciences Fund $0

Janus Global Real Estate Fund $637

Janus Global Research Fund $169

Janus Global Select Fund $48

Janus Global Technology Fund $21

Janus Growth and Income Fund $559

Janus International Equity Fund $496

Janus Overseas Fund $1,378

Janus Research Fund $122

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $422

Perkins International Value Fund $6

C-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $14,938

Janus Contrarian Fund $0

Janus Emerging Markets Fund $0

Janus Enterprise Fund $0

Janus Forty Fund $0

Janus Fund $1

Janus Global Life Sciences Fund $0

Janus Global Real Estate Fund $214

Janus Global Research Fund $38

Janus Global Select Fund $0

Janus Global Technology Fund $0

Janus Growth and Income Fund $270

Janus International Equity Fund $39

Janus Overseas Fund $831

Janus Research Fund $22

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $135

Perkins International Value Fund $3

D-Class

Janus Asia Equity Fund $4

Janus Balanced Fund $25,627

Janus Contrarian Fund $8,326

Janus Emerging Markets Fund $27

Janus Enterprise Fund $3,419

Janus Fund $39,015

Janus Global Life Sciences Fund $0

Janus Global Real Estate Fund $1,311

Janus Global Research Fund $10,936

Janus Global Select Fund $15,365

Janus Global Technology Fund $2,417

Janus Growth and Income Fund $1,340

Janus International Equity Fund $329

Janus Overseas Fund $34,708

Janus Research Fund $10,789

Janus Triton Fund $1,322

Janus Venture Fund $0

Perkins Global Value Fund $1,820

Perkins International Value Fund $59

I-Class

Janus Asia Equity Fund $6

Janus Balanced Fund $30,967

Janus Contrarian Fund $768

Janus Emerging Markets Fund $144

Janus Enterprise Fund $5,579

Janus Forty Fund $0

Janus Fund $328

Janus Global Life Sciences Fund $0

Janus Global Real Estate Fund $3,771

Janus Global Research Fund $1,323

Janus Global Select Fund $315

Janus Global Technology Fund $120

Janus Growth and Income Fund $59,372

Janus International Equity Fund $981

Janus Overseas Fund $6,549

Janus Research Fund $1,346

Janus Triton Fund $2,570

Janus Venture Fund $0

Perkins Global Value Fund $1,099

Perkins International Value Fund $155

N-Class

Janus Balanced Fund $35,355

Janus Enterprise Fund $3,266

Janus Forty Fund $0

Janus Fund $435

Janus International Equity Fund $1,843

Janus Overseas Fund $3,225

Janus Research Fund $780

Janus Triton Fund $1,615

Janus Venture Fund $0

Perkins Global Value Fund $65

Perkins International Value Fund $41

R-Class

Janus Balanced Fund $3,742

Janus Contrarian Fund $0

Janus Enterprise Fund $0

Janus Forty Fund $0

Janus Fund $13

Janus Global Research Fund $22

Janus Global Select Fund $1

Janus Growth and Income Fund $44

Janus International Equity Fund $42

Janus Overseas Fund $1,678

Janus Triton Fund $0

S-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $10,384

Janus Contrarian Fund $0

Janus Emerging Markets Fund $3

Janus Enterprise Fund $335

Janus Forty Fund $0

Janus Fund $61

Janus Global Life Sciences Fund $0

Janus Global Real Estate Fund $101

Janus Global Research Fund $439

Janus Global Select Fund $2

Janus Global Technology Fund $5

Janus Growth and Income Fund $472

Janus International Equity Fund $135

Janus Overseas Fund $8,122

Janus Research Fund $7

Janus Triton Fund $0

Janus Venture Fund $0

Perkins Global Value Fund $3

Perkins International Value Fund $5

T-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $83,564

Janus Contrarian Fund $2,837

Janus Emerging Markets Fund $12

Janus Enterprise Fund $5,389

Janus Forty Fund $0

Janus Fund $10,291

Janus Global Life Sciences Fund $0

Janus Global Real Estate Fund $2,654

Janus Global Research Fund $7,101

Janus Global Select Fund $5,025

Janus Global Technology Fund $1,090

Janus Growth and Income Fund $30,510

Janus International Equity Fund $118

Janus Overseas Fund $32,985

Janus Research Fund $5,807

Janus Triton Fund $2,149

Janus Venture Fund $0

Perkins Global Value Fund $1,329

Perkins International Value Fund $20

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly,

the correct answer is as follows:

A-Class

Janus Asia Equity Fund $0.0000

Janus Balanced Fund $0.4765

Janus Contrarian Fund $0.0299

Janus Emerging Markets Fund $0.0000

Janus Enterprise Fund $0.1752

Janus Forty Fund $0.0000

Janus Fund $0.2011

Janus Global Life Sciences Fund $0.1366

Janus Global Real Estate Fund $0.3398

Janus Global Research Fund $0.4520

Janus Global Select Fund $0.1182

Janus Global Technology Fund $0.0427

Janus Growth and Income Fund $0.9943

Janus International Equity Fund $0.1620

Janus Overseas Fund $1.1323

Janus Research Fund $0.1642

Janus Triton Fund $0.0000

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.2605

Perkins International Value Fund $0.2283

C-Class

Janus Asia Equity Fund $0.0000

Janus Balanced Fund $0.3045

Janus Contrarian Fund $0.0000

Janus Emerging Markets Fund $0.0000

Janus Enterprise Fund $0.0000

Janus Forty Fund $0.0000

Janus Fund $0.0056

Janus Global Life Sciences Fund $0.0000

Janus Global Real Estate Fund $0.2673

Janus Global Research Fund $0.1631

Janus Global Select Fund $0

Janus Global Technology Fund $0

Janus Growth and Income Fund $0.6951

Janus International Equity Fund $0.0366

Janus Overseas Fund $0.8446

Janus Research Fund $0.0507

Janus Triton Fund $0.0000

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.1512

Perkins International Value Fund $0.1305

D-Class

Janus Asia Equity Fund $0.0064

Janus Balanced Fund $0.5283

Janus Contrarian Fund $0.0800

Janus Emerging Markets Fund $0.0255

Janus Enterprise Fund $0.2400

Janus Fund $0.2534

Janus Global Life Sciences Fund $0.1663

Janus Global Real Estate Fund $0.3621

Janus Global Research Fund $0.4992

Janus Global Select Fund $0.1372

Janus Global Technology Fund $0.0766

Janus Growth and Income Fund $1.0549

Janus International Equity Fund $0.2025

Janus Overseas Fund $1.2735

Janus Research Fund $0.1863

Janus Triton Fund $0.0355

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.2786

Perkins International Value Fund $0.2450

I-Class

Janus Asia Equity Fund $0.0198

Janus Balanced Fund $0.5463

Janus Contrarian Fund $0.0833

Janus Emerging Markets Fund $0.0289

Janus Enterprise Fund $0.3592

Janus Forty Fund $0.0000

Janus Fund $0.1246

Janus Global Life Sciences Fund $0.2114

Janus Global Real Estate Fund $0.3743

Janus Global Research Fund $0.5679

Janus Global Select Fund $0.1620

Janus Global Technology Fund $0.1060

Janus Growth and Income Fund $1.0830

Janus International Equity Fund $0.2130

Janus Overseas Fund $1.2770

Janus Research Fund $0.2220

Janus Triton Fund $0.0457

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.2924

Perkins International Value Fund $0.2589

N-Class

Janus Balanced Fund $0.5694

Janus Enterprise Fund $0.4000

Janus Forty Fund $0.0000

Janus Fund $0.3146

Janus International Equity Fund $0.2250

Janus Overseas Fund $1.3324

Janus Research Fund $0.2469

Janus Triton Fund $0.0635

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.3110

Perkins International Value Fund $0.2649

R-Class

Janus Balanced Fund $0.3757

Janus Contrarian Fund $0.0000

Janus Enterprise Fund $0.0000

Janus Forty Fund $0.0000

Janus Global Research Fund $0.2370

Janus Fund $0.0972

Janus Global Select Fund $0.0293

Janus Growth and Income Fund $0.8135

Janus International Equity Fund $0.1147

Janus Overseas Fund $1.0720

Janus Triton Fund $0.0000

S-Class

Janus Asia Equity Fund $0

Janus Balanced Fund $0.4366

Janus Contrarian Fund $0.0000

Janus Emerging Markets Fund $0.0190

Janus Enterprise Fund $0.0811

Janus Forty Fund $0.0000

Janus Fund $0.0908

Janus Global Life Sciences Fund $0.0879

Janus Global Real Estate Fund $0.3312

Janus Global Research Fund $0.4015

Janus Global Select Fund $0.0750

Janus Global Technology Fund $0.0312

Janus Growth and Income Fund $0.9129

Janus International Equity Fund $0.1436

Janus Overseas Fund $1.1244

Janus Research Fund $0.1236

Janus Triton Fund $0.0000

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.2289

Perkins International Value Fund $0.2216

T-Class

Janus Asia Equity Fund $0.0111

Janus Balanced Fund $0.5039

Janus Contrarian Fund $0.0602

Janus Emerging Markets Fund $0.0192

Janus Enterprise Fund $0.2342

Janus Forty Fund $0.0000

Janus Fund $0.2259

Janus Global Life Sciences Fund $0.1310

Janus Global Real Estate Fund $0.3566

Janus Global Research Fund $0.4604

Janus Global Select Fund $0.1297

Janus Global Technology Fund $0.0710

Janus Growth and Income Fund $1.0210

Janus International Equity Fund $0.1843

Janus Overseas Fund $1.2398

Janus Research Fund $0.1655

Janus Triton Fund $0.0204

Janus Venture Fund $0.0000

Perkins Global Value Fund $0.2749

Perkins International Value Fund $0.2342

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly,

the correct answer is as follows (in 000's):

A-Class

Janus Asia Equity Fund $27

Janus Balanced Fund $34,793

Janus Contrarian Fund $2,911

Janus Emerging Markets Fund $28

Janus Enterprise Fund $5,863

Janus Forty Fund $7,730

Janus Fund $461

Janus Global Life Sciences Fund $6,045

Janus Global Real Estate Fund $1,172

Janus Global Research Fund $317

Janus Global Select Fund $350

Janus Global Technology Fund $532

Janus Growth and Income Fund $582

Janus International Equity Fund $1,505

Janus Overseas Fund $888

Janus Research Fund $690

Janus Triton Fund $24,866

Janus Venture Fund $570

Perkins Global Value Fund $1,281

Perkins International Value Fund $37

C-Class

Janus Asia Equity Fund $44

Janus Balanced Fund $48,938

Janus Contrarian Fund $2,671

Janus Emerging Markets Fund $31

Janus Enterprise Fund $2,085

Janus Forty Fund $9,970

Janus Fund $195

Janus Global Life Sciences Fund $4,364

Janus Global Real Estate Fund $678

Janus Global Research Fund $160

Janus Global Select Fund $240

Janus Global Technology Fund $265

Janus Growth and Income Fund $395

Janus International Equity Fund $821

Janus Overseas Fund $724

Janus Research Fund $483

Janus Triton Fund $10,165

Janus Venture Fund $255

Perkins Global Value Fund $750

Perkins International Value Fund $26

D-Class

Janus Asia Equity Fund $560

Janus Balanced Fund $48,565

Janus Contrarian Fund $98,413

Janus Emerging Markets Fund $1,146

Janus Enterprise Fund $14,778

Janus Fund $162,909

Janus Global Life Sciences Fund $28,739

Janus Global Real Estate Fund $3,568

Janus Global Research Fund $20,754

Janus Global Select Fund $104,945

Janus Global Technology Fund $32,888

Janus Growth and Income Fund $57,756

Janus International Equity Fund $1,236

Janus Overseas Fund $25,503

Janus Research Fund $60,347

Janus Triton Fund $38,197

Janus Venture Fund $21,432

Perkins Global Value Fund $6,340

Perkins International Value Fund $246

I-Class

Janus Asia Equity Fund $280

Janus Balanced Fund $56,305

Janus Contrarian Fund $5,044

Janus Emerging Markets Fund $4,924

Janus Enterprise Fund $26,136

Janus Forty Fund $25,142

Janus Fund $2,557

Janus Global Life Sciences Fund $8,308

Janus Global Real Estate Fund $10,806

Janus Global Research Fund $2,258

Janus Global Select Fund $1,561

Janus Global Technology Fund $1,696

Janus Growth and Income Fund $1,337

Janus International Equity Fund $3,981

Janus Overseas Fund $2,335

Janus Research Fund $5,590

Janus Triton Fund $58,102

Janus Venture Fund $3,733

Perkins Global Value Fund $2,650

Perkins International Value Fund $630

N-Class

Janus Balanced Fund $63,165

Janus Enterprise Fund $14,628

Janus Forty Fund $4,175

Janus Fund $1,371

Janus International Equity Fund $7,641

Janus Overseas Fund $1,843

Janus Research Fund $4,622

Janus Triton Fund $34,080

Janus Venture Fund $1,349

Perkins Global Value Fund $205

Perkins International Value Fund $152

R-Class

Janus Balanced Fund $9,828

Janus Contrarian Fund $58

Janus Enterprise Fund $1,460

Janus Forty Fund $4,185

Janus Fund $131

Janus Global Research Fund $81

Janus Global Select Fund $24

Janus Growth and Income Fund $58

Janus International Equity Fund $240

Janus Overseas Fund $1,374

Janus Triton Fund $10,692

S-Class

Janus Asia Equity Fund $39

Janus Balanced Fund $22,682

Janus Contrarian Fund $219

Janus Emerging Markets Fund $20

Janus Enterprise Fund $5,007

Janus Forty Fund $18,271

Janus Fund $601

Janus Global Life Sciences Fund $334

Janus Global Real Estate Fund $312

Janus Global Research Fund $1,132

Janus Global Select Fund $24

Janus Global Technology Fund $249

Janus Growth and Income Fund $509

Janus International Equity Fund $825

Janus Overseas Fund $5,969

Janus Research Fund $103

Janus Triton Fund $16,718

Janus Venture Fund $623

Perkins Global Value Fund $6

Perkins International Value Fund $22

T-Class

Janus Asia Equity Fund $25

Janus Balanced Fund $160,701

Janus Contrarian Fund $40,592

Janus Emerging Markets Fund $678

Janus Enterprise Fund $31,908

Janus Forty Fund $3,004

Janus Fund $45,016

Janus Global Life Sciences Fund $29,564

Janus Global Real Estate Fund $6,171

Janus Global Research Fund $14,288

Janus Global Select Fund $35,482

Janus Global Technology Fund $16,169

Janus Growth and Income Fund $30,105

Janus International Equity Fund $433

Janus Overseas Fund $22,797

Janus Research Fund $34,410

Janus Triton Fund $106,588

Janus Venture Fund $14,304

Perkins Global Value Fund $4,571

Perkins International Value Fund $64

The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly,

the correct answer is as follows:

A-Class

Janus Asia Equity Fund $9.42

Janus Balanced Fund $29.00

Janus Contrarian Fund $18.53

Janus Emerging Markets Fund $8.38

Janus Enterprise Fund $94.24

Janus Forty Fund $30.17

Janus Fund $35.49

Janus Global Life Sciences Fund $49.16

Janus Global Real Estate Fund $10.88

Janus Global Research Fund $64.32

Janus Global Select Fund $12.97

Janus Global Technology Fund $25.58

Janus Growth and Income Fund $46.21

Janus International Equity Fund $11.46

Janus Overseas Fund $26.77

Janus Research Fund $42.31

Janus Triton Fund $23.79

Janus Venture Fund $66.00

Perkins Global Value Fund $13.26

Perkins International Value Fund $10.47

C-Class

Janus Asia Equity Fund $9.34

Janus Balanced Fund $28.78

Janus Contrarian Fund $17.64

Janus Emerging Markets Fund $8.26

Janus Enterprise Fund $89.01

Janus Forty Fund $26.27

Janus Fund $34.19

Janus Global Life Sciences Fund $46.18

Janus Global Real Estate Fund $10.77

Janus Global Research Fund $62.97

Janus Global Select Fund $12.59

Janus Global Technology Fund $22.63

Janus Growth and Income Fund $45.75

Janus International Equity Fund $11.23

Janus Overseas Fund $26.17

Janus Research Fund $40.60

Janus Triton Fund $22.45

Janus Venture Fund $62.70

Perkins Global Value Fund $12.94

Perkins International Value Fund $10.40

D-Class

Janus Asia Equity Fund $9.49

Janus Balanced Fund $29.06

Janus Contrarian Fund $18.60

Janus Emerging Markets Fund $8.36

Janus Enterprise Fund $96.10

Janus Fund $35.83

Janus Global Life Sciences Fund $49.90

Janus Global Real Estate Fund $10.97

Janus Global Research Fund $63.68

Janus Global Select Fund $12.90

Janus Global Technology Fund $24.50

Janus Growth and Income Fund $46.25

Janus International Equity Fund $11.40

Janus Overseas Fund $26.57

Janus Research Fund $42.69

Janus Triton Fund $24.18

Janus Venture Fund $67.35

Perkins Global Value Fund $13.40

Perkins International Value Fund $10.45

I-Class

Janus Asia Equity Fund $9.51

Janus Balanced Fund $29.06

Janus Contrarian Fund $18.61

Janus Emerging Markets Fund $8.40

Janus Enterprise Fund $96.60

Janus Forty Fund $30.87

Janus Fund $35.99

Janus Global Life Sciences Fund $49.96

Janus Global Real Estate Fund $10.95

Janus Global Research Fund $64.58

Janus Global Select Fund $12.94

Janus Global Technology Fund $24.65

Janus Growth and Income Fund $46.27

Janus International Equity Fund $11.41

Janus Overseas Fund $26.69

Janus Research Fund $42.65

Janus Triton Fund $24.31

Janus Venture Fund $67.54

Perkins Global Value Fund $13.19

Perkins International Value Fund $10.45

N-Class

Janus Balanced Fund $29.04

Janus Enterprise Fund $96.86

Janus Forty Fund $30.92

Janus Fund $35.90

Janus International Equity Fund $11.40

Janus Overseas Fund $26.58

Janus Research Fund $42.67

Janus Triton Fund $24.37

Janus Venture Fund $67.79

Perkins Global Value Fund $13.14

Perkins International Value Fund $10.46

R-Class

Janus Balanced Fund $28.87

Janus Contrarian Fund $18.19

Janus Enterprise Fund $92.03

Janus Forty Fund $27.84

Janus Fund $34.98

Janus Global Research Fund $63.73

Janus Global Select Fund $12.84

Janus Growth and Income Fund $46.02

Janus International Equity Fund $11.23

Janus Overseas Fund $26.28

Janus Triton Fund $23.28

S-Class

Janus Asia Equity Fund $9.43

Janus Balanced Fund $28.99

Janus Contrarian Fund $18.53

Janus Emerging Markets Fund $8.36

Janus Enterprise Fund $93.89

Janus Forty Fund $29.29

Janus Fund $35.79

Janus Global Life Sciences Fund $48.62

Janus Global Real Estate Fund $10.88

Janus Global Research Fund $64.41

Janus Global Select Fund $13.04

Janus Global Technology Fund $23.87

Janus Growth and Income Fund $46.19

Janus International Equity Fund $11.75

Janus Overseas Fund $26.53

Janus Research Fund $41.91

Janus Triton Fund $23.61

Janus Venture Fund $65.61

Perkins Global Value Fund $13.45

Perkins International Value Fund $10.48

T-Class

Janus Asia Equity Fund $9.36

Janus Balanced Fund $29.02

Janus Contrarian Fund $18.58

Janus Emerging Markets Fund $8.37

Janus Enterprise Fund $95.60

Janus Forty Fund $29.61

Janus Fund $35.92

Janus Global Life Sciences Fund $49.71

Janus Global Real Estate Fund $10.95

Janus Global Research Fund $63.61

Janus Global Select Fund $12.91

Janus Global Technology Fund $24.41

Janus Growth and Income Fund $46.22

Janus International Equity Fund $11.32

Janus Overseas Fund $26.59

Janus Research Fund $42.67

Janus Triton Fund $24.05

Janus Venture Fund $66.70

Perkins Global Value Fund $13.37

Perkins International Value Fund $10.45